                                                                    EXHIBIT 99.1

This Statement on Form 4 is filed jointly by the Reporting Persons listed below.
The principal business address of each of these Reporting Persons is 333 South
Grand Avenue, 28th Fl., Los Angeles, CA 90071.

Name of Designated Filer: Oaktree Capital Group Holdings GP, LLC
Date of Event Requiring Statement:  August 7, 2017

Issuer Name and Ticker or Trading Symbol:  First BanCorp. [FBP]

                              OAKTREE FUND GP, LLC

                              By: Oaktree Fund GP I, L.P., its managing member

                              By: /s/ Brian Price
                                  --------------------
                                  Name:  Brian Price
                                  Title: Authorized Signatory

                              OAKTREE FUND GP I, L.P.

                              By: /s/ Brian Price
                                  --------------------
                                  Name:  Brian Price
                                  Title: Authorized Signatory

                              OAKTREE CAPITAL I, L.P.

                              By: /s/ Brian Price
                                  --------------------
                                  Name:  Brian Price
                                  Title: Vice President

                              OCM HOLDINGS I, LLC

                              By: /s/ Brian Price
                                  --------------------
                                  Name:  Brian Price
                                  Title: Vice President

                              OAKTREE HOLDINGS, LLC

                              By: /s/ Brian Price
                                  --------------------
                                  Name:  Brian Price
                                  Title: Vice President

                              OAKTREE CAPITAL GROUP, LLC

                              By: /s/ Brian Price
                                  --------------------
                                  Name:  Brian Price
                                  Title: Vice President

                              OAKTREE CAPITAL GROUP HOLDINGS, L.P.

                              By: Oaktree Capital Group Holdings GP, LLC,
                                  its General Partner

                              By: /s/ Brian Price
                                  --------------------
                                  Name:  Brian Price
                                  Title: Vice President

                              OAKTREE CAPITAL GROUP HOLDINGS GP, LLC

                              By: /s/ Brian Price
                                  --------------------
                                  Name:  Brian Price
                                  Title: Vice President

                              OCM FIE, LLC

                              By: /s/ Brian Price
                                  --------------------
                                  Name:  Brian Price
                                  Title: Authorized Signatory